UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2016, the board of directors (the “Board”) of NorthStar Real Estate Income II, Inc. (“NorthStar Income II”) approved the renewal of the advisory agreement (the “Advisory Agreement”) by and among NorthStar Income II, NorthStar Real Estate Income Operating Partnership II, LP, NorthStar Income II’s operating partnership, NSAM J-NSII Ltd, NorthStar Income II’s advisor (the “Advisor”) and NorthStar Asset Management Group Inc., NorthStar Income II’s sponsor. The Advisory Agreement was renewed for an additional one-year term commencing on June 30, 2016 upon terms identical to those in effect through June 30, 2016. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar Income II, including asset management services, acquisition services and stockholder services.

The foregoing description of the Advisory Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Advisory Agreement filed as Exhibit 10.1 to NorthStar Income II’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2014, which agreement is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) NorthStar Income II held its 2016 annual meeting of stockholders (the “Meeting”) on June 23, 2016. At the close of business on April 7, 2016, the record date for the Meeting, there were 96,680,277 shares of NorthStar Income II’s common stock outstanding and entitled to vote. Holders of 58,162,325 shares of common stock, representing a like number of votes, were present at the Meeting, either in person or by proxy.

(b) Matters voted upon by stockholders were as follows:

Proposal 1. At the Meeting, the following individuals were elected to the Board to serve until the 2017 annual meeting of stockholders and until his successor is duly elected and qualified, by the following vote:

Nominees	Votes For	Votes Withheld

Daniel R. Gilbert	40,394,705	1,387,794
Jonathan T. Albro	40,393,564	1,388,935
Charles W. Schoenherr	40,823,616	958,883
Chris S. Westfahl	40,819,589	962,910
Winston W. Wilson	40,805,925	976,574

The Company received 16,379,826 broker non-votes for each of the five director nominees. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in street name, the broker lacks discretionary authority to vote the shares and the broker has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: June 29, 2016	By:	/s/ Jenny B. Neslin
Jenny B. Neslin
General Counsel and Secretary

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